Exhibit 10.67

Schedule of Executed Lease Agreements
By and Between Sterling House Corporation

Schedule of executed lease Agreements, by and between Sterling House Corporation and LTC Properties, Inc.

Location                            Date of Lease           Lease Amount

801 S. Stadium Dr.                December 27, 1996          $1,750,000
Ada, OK 74820

3505 University                   December 27, 1996          $1,900,000
Tyler, TX 75701

918 Midwestern Prkwy              December 27, 1996          $1,950,000
Wichita Falls, TX 76302